EXHIBIT 10.25

EIGHTH AMENDMENT TO CREDIT AGREEMENT

BETWEEN

CONTANGO OIL AND GAS COMPANY

AND

GUARANTY BANK, FSB

AS LENDER

Effective as of February 13, 2004

REDUCING REVOLVING LINE OF CREDIT OF UP TO $50,000,000

REDUCING REVOLVING TERM LOAN OF $2,000,000

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EIGHTH AMENDMENT TO CREDIT AGREEMENT

This EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Eighth Amendment”) is made and entered into effective as of February 13, 2004, between CONTANGO OIL AND GAS COMPANY, a Delaware corporation, (the “Borrower”), and GUARANTY BANK, FSB, a federal savings bank (the “Lender”).

W I T N E S S E T H

WHEREAS, the above named parties did execute and exchange counterparts of that certain Credit Agreement dated June 29, 2001, as amended by First Amendment to Credit Agreement dated January 8, 2002, Second Amendment to Credit Agreement dated February 13, 2002, Third Amendment to Credit Agreement dated April 26, 2002, Fourth Amendment to Credit Agreement dated September 9, 2002, Letter Amendment to Credit Agreement dated January 7, 2003, Fifth Amendment to Credit Agreement dated June 1, 2003, Sixth Amendment to Credit Agreement dated September 1, 2003, and Seventh Amendment to Credit Agreement dated December 31, 2003 (the “Agreement”), to which reference is here made for all purposes;

WHEREAS, the parties subject to and bound by the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this Eighth Amendment, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.01 Terms Defined Above. As used herein, each of the terms “Agreement,” “Borrower,” “Lender” and “Eighth Amendment” shall have the meaning assigned to such term hereinabove.

1.02 Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

1.03 References. References in this Eighth Amendment to Article or Section numbers shall be to Articles and Sections of this Eighth Amendment, unless expressly stated herein to the contrary. References in this Eighth Amendment to “hereby,” “herein,” hereinafter,” hereinabove,” “hereinbelow,” “hereof,” and “hereunder” shall be to this Eighth Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

1.04 Articles and Sections. This Eighth Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this Eighth Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

1.05 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.

ARTICLE II

AMENDMENTS

The Borrower and the Lender hereby amend the Agreement in the following particulars:

2.01 Amendment of Section 1.2. Section 1.2 of the Agreement is hereby amended as follows:

The following definitions are added and/or amended to read as follows:

“Reducing Revolving Term Loan Available Commitment” shall mean on the date of this Eighth Amendment, the sum of $2,000,000. There is presently available the sum of $370,000 and there will be no monthly reductions until the additional sum is funded and then it will be reduced by $520,000 per month beginning the first of the month after such funding and continuing on the first of each month thereafter until fully paid, both principal and interest.”

2.02 Amendment of Section 2.1A (a). Section 2.1A(a) of the Agreement is amended to change the final payment date to August 1, 2004.

2.03 Amendment of Section 2.6(a). Section 2.6(a) of the Agreement is hereby amended to read as follows:

“2.6. Borrowing Base Determinations. (a) The Borrowing Base as of February 1, 2004, is acknowledged by the Borrower and the Lender to be $23,000,000. Commencing on March 1, 2004, and continuing thereafter on the first day of each calendar month through the next Borrowing Base review, the amount of the Borrowing Base shall be reduced by $520,000.”

ARTICLE III

CONDITIONS

The obligation of the Lender to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

3.01 Receipt of Documents. The Lender shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Lender:

(a) multiple counterparts of this Eighth Amendment as requested by the Lender;

(b)	payment of the Facility Fee by the Borrower in the amount of $53,000; and

(c)	such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Lender may reasonably request.

3.02 Accuracy of Representations and Warranties. The representations and warranties contained in Article IV of the Agreement and this Eighth Amendment shall be true and correct.

3.03 Matters Satisfactory to Lender. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Lender.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

The Borrower hereby expressly re-makes, in favor of the Lender, all of the representations and warranties set forth in Article IV of the Agreement, and represents and warrants that all such representations and warranties remain true and unbreached.

ARTICLE IV

RATIFICATION

Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended by this Eighth Amendment.

ARTICLE V

MISCELLANEOUS

6.01 Scope of Amendment. The scope of this Eighth Amendment is expressly limited to the matters addressed herein and this Eighth Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement. except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this Eighth Amendment.

6.02 Agreement as Amended. All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this Eighth Amendment.

6.03 Parties in Interest. All provisions of this Eighth Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lender and their respective successors and assigns.

6.04 Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Lender and the Borrower, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

6.05 ENTIRE AGREEMENT. THIS EIGHTH AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS EIGHTH AMENDMENT, THE AGREEMENT, THE NOTES, THE SECURITY INSTRUMENTS, AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE AGREEMENT OR EXECUTED IN CONNECTION WITH OR AS SECURITY FOR THE NOTES REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

6.06 GOVERNING LAW. THIS EIGHTH AMENDMENT, THE AGREEMENT AND THE NOTES SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT AND THE NOTES AND THE TRANSACTIONS CONTEMPLATED HEREBY BEAR A NORMAL, REASONABLE, AND SUBSTANTIAL RELATIONSHIP TO THE STATE OF TEXAS.

6.07 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS EIGHTH AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED IN COURTS HAVING SITUS IN HARRIS COUNTY, TEXAS. EACH OF THE BORROWER AND THE LENDER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE BORROWER OR THE LENDER IN ACCORDANCE WITH THIS SECTION.

(Remainder of Page Intentionally Left Blank)

IN WITNESS WHEREOF, this Eighth Amendment to Credit Agreement is executed effective the date first hereinabove written.

BORROWER CONTANGO OIL AND GAS COMPANY

By:	/s/ WILLIAM H. GIBBONS

William H. Gibbons Vice President and Treasurer

LENDER GUARANTY BANK, FSB

By:	/s/ RICHARD E. MENCHACA

Richard E. Menchaca Senior Vice President

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